UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	April 27, 2023

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)
One Riverfront Plaza, Corning, New York (Address of principal executive offices)	14831 (Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	GLW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Corning Incorporated (the “Company”) held its Annual Meeting of Shareholders on April 27, 2023. Of the 847,231,784 shares outstanding and entitled to vote (as of the February 28, 2023 record date), 739,767,945 shares were represented at the meeting, or an 87.31% quorum. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1. Election of Directors. Elected the following 15 individuals to the Board of Directors (the “Board”) of the Company to serve as directors until the Annual Meeting of Shareholders in 2024 and until their successors have been duly elected and qualified:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Donald W. Blair	639,421,260	6,432,667	1,056,749	92,857,269
Leslie A. Brun	632,079,934	13,931,734	899,008	92,857,269
Stephanie A. Burns	631,136,700	14,871,743	902,233	92,857,269
Richard T. Clark	616,991,740	28,872,987	1,045,949	92,857,269
Pamela J. Craig	637,131,553	8,756,206	1,022,917	92,857,269
Robert F. Cummings, Jr.	619,134,442	26,721,013	1,055,221	92,857,269
Roger W. Ferguson, Jr.	621,282,406	24,526,843	1,101,427	92,857,269
Deborah A. Henretta	638,372,217	7,601,879	936,580	92,857,269
Daniel P. Huttenlocher	640,976,014	4,935,594	999,068	92,857,269
Kurt M. Landgraf	614,289,877	31,531,769	1,089,030	92,857,269
Kevin J. Martin	620,481,049	25,366,953	1,062,674	92,857,269
Deborah D. Rieman	617,062,913	28,843,921	1,003,842	92,857,269
Hansel E. Tookes II	589,278,033	56,547,276	1,085,367	92,857,269
Wendell P. Weeks	615,196,718	29,830,368	1,883,590	92,857,269
Mark S. Wrighton	631,385,687	14,435,018	1,089,971	92,857,269

Proposal 2. Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay): Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2023 proxy statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
586,183,420	57,733,935	2,993,321	92,857,269

Proposal 3. Ratification of the Appointment Independent Registered Public Accounting Firm: Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2023.

Votes For	Votes Against	Abstain	Broker Non-Votes
714,366,325	24,301,251	1,100,369	-

Proposal 4. Advisory Vote on the Frequency with Which We Hold the Advisory Vote on Executive Compensation:

Votes For Every Year	%	Votes For Every Two Years	%	Votes For Every Three Years	%	Abstain	Broker Non-Votes
630,428,367	97.65	1,327,851.20		13,837,804	2.14	1,316,654	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

By:	/s/ Linda E. Jolly
Name:	Linda E. Jolly
Title:	Vice President and Corporate Secretary

Date: May 1, 2023